Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

April 18, 2017

Avant, Inc.

640 N. LaSalle Drive, Suite 535

Chicago, Illinois 60654

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Avant, Inc. (the “Company”) and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Avant Loans Funding Trust 2017-A, Asset Backed Notes.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 14, 2017, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business April 13, 2017, with respect to 41,250 unsecured consumer loans (the “Initial Loan File”). At the Company’s instruction, we randomly selected 200 unsecured consumer loans from the Initial Loan File (the “Sample Loans”).

Further, on April 18, 2017, representatives of the Company provided us with a with a supplemental data file containing, as represented to us by the Company, the “representative mix indicator” and the “payment to discretionary income (PTDI (Looker)) percentage” for each of the Sample Loans (the “Supplemental Loan File”). We were instructed, by representatives of the Company, to append the Initial Loan File with the information set forth on the Supplemental Loan File. The Initial Loan File, as adjusted, is herein referred to as the “Statistical Loan File.”

We performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

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Characteristics

1. Loan number (for informational purpose only) 2. Origination date 3. Original principal balance 4. Maturity date 5. Loan term 6. State of residence 7. Borrower rate	8. Schedule monthly payment amount 9. Current principal balance 10. Age (months) 11. Original FICO score 12. Loan Status 13. Loan Grade

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the respective Loan Contract (the “Contract”) and Characteristics 7. through 13. to an electronic loan file, prepared, created and delivered by the Company, from the servicer system, as of the close of business April 13, 2017 (the “Servicer System File”).

In addition to the procedures described above, for each Sample Loan that indicated a representative mix indicator (as set forth on the Statistical Loan File) of “Y” and a loan grade (as set forth on the Servicer System File) of (i) “C,” we observed that the (a) PTDI (Looker) percentage (as set forth on the Statistical Loan File) is less than or equal to 30.00% and (b) loan term (as set forth on the Contract) is less than or equal to 48 months; and (ii) “D,” we observed that the (a) PTDI (Looker) percentage (as set forth on the Statistical Loan File) is less than or equal to 25.00% and (b) loan term (as set forth on the Contract) is less than or equal to 36 months.

The loan documents described above (including the Servicer System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP